Union Financing and Workers Help Preserve and Rehabilitate Housing for San Francisco Homeless

California’s Bay Area region needs more housing for people experiencing homelessness. But in a region with sky-high property values, the question is not only how can more permanent supportive housing be developed, but also, how can we preserve safe, decent, affordable housing for people who might otherwise fall into homelessness? Through their investments in the AFL-CIO Housing Investment Trust (HIT), unions are both building and financing homes for the people most in need of safe, decent, and affordable housing.

The HIT’s latest investment in the Bay Area is $17.5 million in financing for the $49.3 million rehabilitation of San Cristina Apartments, owned by HomeRise. The San Francisco nonprofit provides housing and supportive services to people experiencing homelessness in the historic building located in the city’s Tenderloin neighborhood. Originally constructed as a commercial office building in 1913, HomeRise acquired San

Cristina in 1991 and converted it into permanent supportive housing, welcoming tenants in 1994.

Preserving and rehabilitating San Cristina is a cornerstone of HomeRise’s work with the HIT to provide homes for people who would otherwise experience homelessness. The four-story, 58-unit, single-room occupancy apartment building now will undergo a substantial rehabilitation. Rents will be set at rates affordable for those households at or between 20 percent and 50 percent of the area median income. It’s the second project that HIT, working with its lender partner Merchants Bank, has embarked on with HomeRise; the first, Jazzie Collins Apartments, opened 96 new units of permanent supportive housing earlier this year, as part of the redevelopment of UA Local 38’s home on Market Street.

It takes a lot of money for any real estate developer to secure sufficient funds when creating a new or renovating an apartment building for people facing homelessness, especially in a market where real estate costs and related expenses are among the highest in the country.

To develop or rehabilitate rental housing which is affordable for the community’s lowest income individuals requires many layers of financing. When rents are very low, the revenue they generate is not enough to cover the total cost of developing and maintaining the property. That means the developer needs investors willing to invest their money in affordable housing. There are plenty of investors who will put up the dollars for luxury housing. That’s easy, relatively speaking. It takes a financial partner who knows how quality affordable housing can be developed --- and still makes a return on their investment.

There aren’t many. The HIT has been making an impact in affordable housing nationwide for nearly forty years. Specializing in financing rental housing, the HIT has invested $10.1 billion in union members’ pension dollars since 1984 into the construction, rehabilitation and preservation of housing. All construction the HIT finances must be built with 100 percent union labor. The blue collar construction workers building these apartments have the opportunity to earn family-supporting wages, health care benefits, and lifelong training – a career, not a one-time job.

Since inception, the HIT has committed $485 million dollars to produce 10.5 million hours of union construction work and 3,578 rental apartments. In 2020, the HIT launched the $1 Billion Bay Area Investment Initiative, committing to make $500 million of its capital available to leverage an additional $500 million from other sources to create construction jobs and finance affordable and workforce housing in the Bay Area.

“In a market where so many properties are converted into high-end homes and businesses, the preservation of San Cristina as extremely low-income affordable housing is critical to addressing the homelessness crisis in San Francisco,” said HIT CEO Chang Suh.

The rehabilitation of the property will substantially improve its housing units and quality of life for San Cristina residents, and will include new roof insulation, a new domestic hot water and plumbing system, a new HVAC system and other energy efficiency upgrades. The ground floor will feature a community conference room, with a computer area, a media center, and a learning kitchen.

As with all HIT investments, this project will be 100 percent union built.

“Working with Indiana-based Merchants Bank, our investment team focused on out of- the-box thinking to structure a deal that could work for investors, residents, construction workers, the owner-developer, the neighborhood and the city,” according to Suh.

Aiding the transaction was the use of California Accelerator Funds, a recently formed funding mechanism created by the State of California to provide subsidy for the development of affordable multifamily rental housing.

“For decades, labor unions have been at the forefront in the creation and financing of affordable housing,” said Suh. “When housing developers are looking for capital and local officials are seeking trusted housing finance partners, they know the HIT has experience in making complex transactions work on multiple levels.”

“In the Bay Area and throughout the country, the HIT welcomes the opportunity to participate in projects like San Cristina that help address the local housing crises and create union construction jobs,” the chief executive said.

Contact: Dianne Ambrose, 202-467-2569, dambrose@aflcio-hit.com

The HIT is a fixed-income, investment grade mutual fund with $5.8 billion in net assets. For over 35 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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